EXHIBIT 32.1

Sparx Holdings Group, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sparx Holdings Group, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cassandra DeNunzio, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cassandra DeNunzio and will be retained by Sparx Holdings Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2023

By: /s/ Cassandra DeNunzio

Cassandra DeNunzio,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Sparx Holdings Group, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sparx Holdings Group, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cassandra DeNunzio, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cassandra DeNunzio and will be retained by Sparx Holdings Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2023

By: /s/ Cassandra DeNunzio

Cassandra DeNunzio,

Chief Financial Officer

(Principal Financial Officer)